UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: May 23, 2018
(Date of earliest event reported)
_______________________
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2018, Earthstone Energy Holdings, LLC (“EEH” or the “Borrower”), a subsidiary of Earthstone Energy, Inc. (the “Company”), each of Earthstone Operating, LLC, EF Non-Op, LLC, Sabine River Energy, LLC, Earthstone Legacy Properties, LLC, Lynden USA Operating, LLC, Bold Energy III LLC, Bold Operating, LLC, as guarantors (the “Guarantors”), BOKF, NA dba Bank Of Texas, as Administrative Agent, and the lenders party thereto (the “Lenders”), entered into an amendment (the “Amendment”) to the Credit Agreement dated May 9, 2017, by and among EEH, as Borrower, the Guarantors, BOKF, NA dba Bank Of Texas, as Agent and Lead Arranger, Wells Fargo Bank, National Association, as Syndication Agent, and the Lenders (together with all amendments or other modifications, the “Credit Agreement”). Among other things, the Amendment increases the borrowing base from $185.0 million to $225.0 million, provides for a 50-basis point decrease in the interest rate on outstanding loans, increases flexibility related to hedging limitations and provides the ability to obtain short-term borrowings via a swingline as a part of the borrowing base.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure.

On May 23, 2018, the Company issued a press release announcing the increase in its borrowing base under the Credit Agreement from $185.0 million to $225.0 million and, in conjunction with the redetermination, the Company also entered into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Third Amendment to Credit Agreement dated May 23, 2018, by and among Earthstone Energy Holdings, LLC, as Borrower, Earthstone Operating, LLC, EF Non-Op, LLC, Sabine River Energy, LLC, Earthstone Legacy Properties, LLC, Lynden USA Operating, LLC, Bold Energy III LLC, and Bold Operating, LLC, as guarantors, BOKF, NA dba Bank Of Texas, as Administrative Agent, and the Lenders party thereto.

99.1	Press release dated May 23, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: May 23, 2018	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration